UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)          November 16, 2005
                                                       -------------------------

                        Investors Capital Holdings, Ltd.
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             (Exact name of registrant as specified in its charter)

           Massachusetts                1-16349                04-3284631
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    (State or other jurisdiction      (Commission           (I.R.S. Employer
         of incorporation)            File Number)          Identification No.)

           230 Broadway East, Lynnfield, Massachusetts           01940
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             (Address of principal executive offices)         (Zip Code)

 Registrant's telephone number, including area code     (800) 949-1422
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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On November 16, 2005, Investors Capital Holdings, Ltd. has reported its earnings results for the second quarter ended September 30, 2005. The Company's press release dated November 16, 2005, announcing the results, is attached hereto as an Exhibit. All the statements and information in this Form 8-K are hereby furnished under Item 2.02 (Results of Operations and Financial Condition).

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release issued by Investors Capital Holdings, Ltd., November 16,
         2005.





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Investors Capital Holdings, Ltd.
                                     --------------------------------
                                     (Registrant)


Date November 16, 2005
     -----------------               /s/Timothy B. Murphy
                                     --------------------
                                     Timothy B. Murphy
                                     Chief Financial Officer, Chief
                                     Accounting Officer, Treasurer, Executive
                                     Vice President, and Director

                                  Exhibit Index
                                  -------------

Exhibit                    Description
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99.1                       Press Release issued by Investors Capital Holdings,
                           Ltd., November 16, 2005.